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                                     EXHIBIT 99


       Trustee's Remittance Report in respect of the August Remittance Date.


                    [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]



                                       6



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                        FIRST BANK NATIONAL ASSOCIATION

                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-2

FROM                                                   Dec. 15, 1997

TO                                                     Jan. 15, 1998

                                                                           TOTAL
-----------------------------------------------------------------------------------
(i)               AVAILABLE PAYMENT AMOUNT.......................      8,241,988.87
                    Portions subject to bankrupty................              0.00

(ii)              CLASS A-1 PRINCIPAL BALANCE (Beginning)........     10,317,981.15
                  CLASS A-2 PRINCIPAL BALANCE (Beginning)........    103,241,000.00
                  CLASS A-3 PRINCIPAL BALANCE (Beginning)........     40,703,000.00
                  CLASS A-4 PRINCIPAL BALANCE (Beginning)........     46,564,000.00
                  CLASS A-5 PRINCIPAL BALANCE (Beginning)........     15,936,000.00
                                                                               0.00
                  POOL PRINCIPAL BALANCE (Beginning).............    216,761,981.15

(iii)             MORTGAGES:
                  NUMBER OF PRINCIPAL PREPAYMENTS................               156
                  PRINCIPAL BALANCE OF MORTGAGES PREPAYING.......      6,813,593.64

(iv)              AMOUNT OF CURTAILMENTS RECEIVED................         24,493.00

(v)               AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
                  MONTHLY PAYMENTS RECEIVED......................        389,247.77

(vi)              INTEREST RECEIVED ON MORTGAGES.................      1,944,834.81

(vii)             AGGREGATE ADVANCES.............................      1,180,959.10

(viii)            a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY
                     & FORECLOSURES & REO):
                     MORTGAGE DELINQUENCIES 30-59 DAYS:
                      NUMBER.....................................               123
                      PRINCIPAL BALANCE..........................      5,309,842.32
                      % OF PRINCIPAL.............................          2.540000%

                     MORTGAGE DELINQUENCIES 60-90 DAYS:
                      NUMBER.....................................                51
                      PRINCIPAL BALANCE..........................      2,778,402.91
                      % OF PRINCIPAL.............................          1.330000%

                     MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                      NUMBER.....................................               247

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                      PRINCIPAL BALANCE..........................     12,037,598.09
                      % OF PRINCIPAL.............................          5.750000%

                  b. MORTGAGES IN BANKRUPTCY (TOTAL)
                      NUMBER.....................................               136
                      PRINCIPAL BALANCE..........................      6,309,808.84
                      % OF PRINCIPAL.............................          3.010000%

                     BANKRUPTCY MORTGAGE DELINQUENCIES (included in (viii) a. above):
                     BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
                      NUMBER.....................................                10
                      PRINCIPAL BALANCE..........................        415,689.22
                      % OF PRINCIPAL.............................              0.20%

                     BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
                      NUMBER.....................................                11
                      PRINCIPAL BALANCE..........................        686,777.28
                      % OF PRINCIPAL.............................              0.33%

                     BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                      NUMBER.....................................                73
                      PRINCIPAL BALANCE..........................      3,483,914.22
                      % OF PRINCIPAL.............................              1.66%

                  c. MORTGAGES IN FORECLOSURE (TOTAL):
                      NUMBER.....................................                84
                      PRINCIPAL BALANCE..........................      4,194,968.28
                      % OF PRINCIPAL.............................          2.000000%

                    FORECLOSURE MORTGAGE DELINQUENCIES (included in (viii) a. above):
                     FORECLOSURE MORTGAGE DELINQUENCIES 30-59 DAYS:
                      NUMBER.....................................                 1
                      PRINCIPAL BALANCE..........................          6,527.09
                      % OF PRINCIPAL.............................              0.00%

                     FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
                      NUMBER.....................................                 3
                      PRINCIPAL BALANCE..........................         73,629.40
                      % OF PRINCIPAL.............................              0.04%

                     FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                      NUMBER.....................................                80
                      PRINCIPAL BALANCE..........................      4,114,811.79
                      % OF PRINCIPAL.............................              0.00%

                  d. MORTGAGES IN REO (TOTAL-included in 90 days
                     or more in (viii)a. above):
                      NUMBER.....................................                24
                      PRINCIPAL BALANCE..........................      1,289,115.78
                      % OF PRINCIPAL.............................              0.62%

                  e. MORTGAGE LOAN LOSSES                                113,980.84

(ix)              ENDING CLASS A-1 PRINCIPAL BALANCE.............      2,962,589.13
                  ENDING CLASS A-2 PRINCIPAL BALANCE.............    103,241,000.00
                  ENDING CLASS A-3 PRINCIPAL BALANCE.............     40,703,000.00
                  ENDING CLASS A-4 PRINCIPAL BALANCE.............     46,564,000.00

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                  ENDING CLASS A-5 PRINCIPAL BALANCE.............     15,936,000.00

(x)               WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS....      156.15144606
                  WEIGHTED AVERAGE MORTGAGE INTEREST RATE........       10.45353669%

(xi)              SERVICING FEES PAID............................        111,923.52
                  SERVICING FEES ACCRUED.........................        105,043.06

(xii)             SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS....          7,901.09

(xiii)            POOL PRINCIPAL BALANCE (ENDING)................    209,406,589.13

(xiv)             RESERVED

(xv)              REIMBURSABLE AMOUNTS:
                   TO SERVICER...................................         48,183.77
                   TO REPRESENTATIVE.............................              0.00
                   TO DEPOSITORS.................................              0.00

(xvi)             NUMBER OF MORTGAGES OUTSTANDING (BEGINNING)....              4650
                  NUMBER OF MORTGAGES OUTSTANDING (END)..........              4494

(xvii)            AGGREGATE INTEREST ACCRUED ON THE MORTGAGE
                  LOANS..........................................      1,830,791.39

(xviii)           PRINCIPAL BALANCE OF MORTGAGE LOANS WITH
                  MORTGAGE INTEREST RATES LESS THAN 8.45%........        563,736.28
                  MORTGAGE INTEREST RATES LESS THAN 8.55%........      1,941,390.20

(xix)             SUBORDINATED AMOUNT (REMAINING)................     31,267,911.71
                  SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)...     12,375,000.00
                  EXCESS SPREAD..................................        442,042.15
                  CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS.....        907,088.29

(xx)              AGGREGATE MORTGAGE LOAN LOSSES.................        907,088.29

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